UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 25, 2004
                                                          --------------------


                       Greenwich Capital Acceptance, Inc.
                     GreenPoint Mortgage Loan Trust 2004-1
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             (Exact name of registrant as specified in its charter)


           Delaware                333-111379-27              06-1199884
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       600 Steamboat Road, Greenwich, CT  06830
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (203) 625-2700
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other  Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GreenPoint Mortgage Loan Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1 pursuant to the terms Pooling and Servicing Agreement dated as of September 1, 2004, among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, GreenPoint Mortgage Funding, Inc., as servicer, Deutsche Bank National Trust Company, as custodian and JPMorgan Chase Bank, as trustee.

     On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

GreenPoint  Mortgage  Loan Trust 2004-1
Mortgage  Pass-Through  Certificates, Series 2004-1
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMORGAN CHASE BANK

Date: November 10, 2004        By: /s  Mark McDermott
                                  --------------------------------------------
                                    Mark McDermott
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2004


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

                 Green Point Mortgage Loan Trust, Series 2004-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                October 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A        264,502,000.00   264,502,000.00   2,703,396.57     532,310.28   3,235,706.85    0.00            0.00      261,798,603.43
B1         6,372,000.00     6,372,000.00       4,338.28      29,443.95      33,782.23    0.00            0.00        6,367,661.72
B2         4,244,000.00     4,244,000.00       2,889.46      20,318.15      23,207.61    0.00            0.00        4,241,110.54
B3         2,686,000.00     2,686,000.00       1,828.72      13,709.79      15,538.51    0.00            0.00        2,684,171.28
AR               100.00           100.00         100.00           0.54         100.54    0.00            0.00                0.00
B4         1,557,000.00     1,557,000.00       1,060.06       7,136.25       8,196.31    0.00            0.00        1,555,939.94
B5         2,405,000.00     2,405,000.00       1,637.41      11,022.92      12,660.33    0.00            0.00        2,403,362.59
B6         1,131,792.00     1,131,792.00         770.55       5,187.38       5,957.93    0.00            0.00        1,131,021.45
TOTALS   282,897,892.00   282,897,892.00   2,716,021.05     619,129.26   3,335,150.31    0.00            0.00      280,181,870.95

SP       282,897,892.00   282,897,892.00           0.00     912,633.04     912,633.04    0.00            0.00      280,181,870.94
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A       39538VAA8    1,000.00000000      10.22070370    2.01250002      12.23320372     989.77929630      A         2.415000 %
B1      39538VAD2    1,000.00000000       0.68083490    4.62083333       5.30166824     999.31916510      B1        5.545000 %
B2      39538VAE0    1,000.00000000       0.68083412    4.78750000       5.46833412     999.31916588      B2        5.745000 %
B3      39538VAF7    1,000.00000000       0.68083395    5.10416605       5.78500000     999.31916605      B3        6.125000 %
AR      39538VAC4    1,000.00000000   1,000.00000000    5.40000000   1,005.40000000       0.00000000      AR        6.497449 %
B4      39538VAG5    1,000.00000000       0.68083494    4.58333333       5.26416827     999.31916506      B4        5.500000 %
B5      39538VAH3    1,000.00000000       0.68083576    4.58333472       5.26417048     999.31916424      B5        5.500000 %
B6      39538VAJ9    1,000.00000000       0.68082298    4.58333333       5.26415631     999.31917702      B6        5.500000 %
TOTALS               1,000.00000000       9.60071152    2.18852553      11.78923705     990.39928848
SP      39538VAB6    1,000.00000000       0.00000000    3.22601570       3.22601570     990.39928845      SP        3.871219 %
-----------------------------------------------------------------------------------------------------  ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6, ,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
                     ---------------------------------------

                                COLLATERAL GROUP
Weighted Average Coupon Rate                                                              6.734700 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                   6.497449 %
Ending Weighted Average Net Rate (Pass Through Rate)                                      6.436055 %
Beginning Loan Count                                                                           1,110
Ending Loan Count                                                                              1,102
Beginning Scheduled Balance                                                           282,897,892.17
Ending Scheduled Balance                                                              280,181,871.10
Scheduled Principal                                                                       192,606.78
Unscheduled Principal                                                                   2,523,414.29
Net Liquidation Proceeds                                                                        0.00
Insurance Proceeds                                                                              0.00
Advances                                                                                        0.00
Scheduled Interest                                                                      1,587,693.79
Servicing Fee                                                                              55,931.50
Master Servicing Fee                                                                            0.00
Trustee Fee                                                                                     0.00
Net Interest                                                                            1,531,762.30
Realized Loss Amount                                                                            0.00
Cumulative Realized Loss                                                                        0.00
Cumulative Loss as a Percentage of Original Collateral                                    0.000000 %
Bankruptcy Loss                                                                                 0.00
Fraud Loss                                                                                      0.00
Special Hazard Loss                                                                             0.00
Prepayment Penalties                                                                            0.00
Relief Act Interest Shortfall                                                                   0.00
Prepayment Interest Shortfall                                                                   0.00

Sec. 4.03(ix)                       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                     Group 1
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                         0                     0.00                  0.00 %
                                    2 Month                         0                     0.00                  0.00 %
                                    3 Month                         0                     0.00                  0.00 %
                                     Total                          0                     0.00                  0.00 %
                                     Group Totals
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                         0                     0.00                  0.00 %
                                    2 Month                         0                     0.00                  0.00 %
                                    3 Month                         0                     0.00                  0.00 %
                                     Total                          0                     0.00                  0.00 %

                                    Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00            0.00%
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00            0.00%

Sec. 4.03(x)                        Number and Aggregate Principal Amounts of REO Loans

                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00            0.00%
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00            0.00%


Sec. 4.03(xii)                      AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class A Shortfall                                                                      0.00
Class B1 Shortfall                                                                     0.00
Class B2 Shortfall                                                                     0.00
Class B3 Shortfall                                                                     0.00
Class B4 Shortfall                                                                     0.00
Class B5 Shortfall                                                                     0.00
Class B6 Shortfall                                                                     0.00
Class AR Shortfall                                                                     0.00

                                    Relief Act and Prepayment Interest Shortfalls

Class A Relief Act and Prepayment Interest Shortfall                                     0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                    0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                    0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                    0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                    0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                    0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                    0.00
Class AR Relief Act and Prepayment Interest Shortfall                                    0.00
Total Relief Act and PPIS                                                                0.00


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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